SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report:
                                  April 16, 2003

                        Date of earliest event reported:
                                 April 16, 2003



                                  PFIZER INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             Delaware                    001-03619              13-5315170
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



        235 East 42nd Street, New York, New York                  10017
--------------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 573-2323



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2. and Item 5.  Acquisition or Disposition of Assets
                     ------------------------------------

On April 16, 2003, Pfizer Inc. ("Pfizer") issued a press release announcing that it had completed its merger with Pharmacia Corporation ("Pharmacia") and that Pfizer and Pharmacia had combined operations.

Under the Agreement and Plan of Merger dated as of July 13, 2002 (the "Merger Agreement") among Pfizer, Pharmacia and Pilsner Acquisition Sub Corp., a wholly-owned subsidiary of Pfizer ("Merger Sub"), on closing of the merger, Merger Sub was merged with and into Pharmacia. Pharmacia survived the merger as a wholly owned subsidiary of Pfizer.

Under the Merger Agreement, as a result of the merger, each share of Pharmacia common stock, par value $2.00 per share, issued and outstanding, other than shares owned or directly or indirectly held by Pfizer or directly or indirectly by Pharmacia, was converted into the right to receive 1.4 shares of Pfizer common stock, par value $0.05 per share. In addition, each share of Pharmacia Series C convertible perpetual preferred stock, par value $0.01 per share, was converted into one share of Pfizer Series A convertible perpetual preferred stock, no par value, having the same conversion and other rights and privileges as the Pharmacia Series C convertible perpetual preferred stock.

Pfizer and Pharmacia mailed a definitive joint proxy statement/prospectus dated October 21, 2002 (the "Joint Proxy Statement/Prospectus") to Pfizer and Pharmacia shareholders on October 25, 2002. The Joint Proxy Statement/Prospectus provides certain information about the merger, Pfizer, Pharmacia and Merger Sub, including, but not limited to, the nature of Pfizer's and Pharmacia's business, the principles used in determining the conversion ratio, the nature of any interests of Pfizer's and Pharmacia's officers and directors in the merger, and Pfizer's intended use of the assets acquired in the merger. Chapters One and Two of the Joint Proxy Statement/Prospectus, and the Merger Agreement, which is an Annex to the Joint Proxy Statement/Prospectus, are incorporated by reference.

Attached and also incorporated by reference is a copy of Pfizer's press release dated April 16, 2003 announcing the completion of the merger with Pharmacia.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

          (a)  Financial statements of business acquired

          (1) The historical consolidated financial statements of Pharmacia Corporation, including Pharmacia's consolidated balance sheet at December 31, 2002 and 2001, the consolidated statements of earnings, shareholders' equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2002 which are included in Pharmacia's 2002 Annual Report on Form 10-K are incorporated by reference.

          (b)  Pro forma financial information

          (2) The pro forma financial information has not been filed on this initial report on Form 8-K. Instead, the pro forma financial information will be filed by amendment on or before June 30, 2003.

(c) Exhibits


Exhibit                                   Description
-------                                   -----------

2 Agreement and Plan of Merger dated as of July 13, 2002, among Pilsner Acquisition Sub Corp., Pfizer Inc., and Pharmacia Corporation is incorporated by reference from Annex A of our Joint Proxy Statement/Prospectus dated October 21, 2002, which was first mailed to Pfizer and Pharmacia shareholders on October 25, 2002. The Joint Proxy/Statement Prospectus is part of our Registration Statement on Form S-4 (File No. 333-98105) that was declared effective on October 21, 2002.

20 Chapters 1 and 2 of our Joint Proxy Statement/Prospectus dated October 21, 2002, which was first mailed to Pfizer and Pharmacia shareholders on October 25, 2002, are incorporated by reference. The Joint Proxy Statement/Prospectus is part of our Registration Statement on Form S-4 (File No. 333-98105) that was declared effective on October 21, 2002.

23(i)       Consent of PricewaterhouseCoopers LLP, independent accountants.

23(ii)      Consent of Deloitte & Touche LLP, independent auditors.

99 Press Release of Pfizer Inc. dated April 16, 2003 announcing the completion of the merger with Pharmacia.

99 The historical consolidated financial statements of Pharmacia Corporation, including Pharmacia's consolidated balance sheet at December 31, 2002 and 2001, the consolidated statements of earnings, shareholders' equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2002 are incorporated by reference from Pharmacia's 2002 Annual Report on Form 10-K (File No. 001-02516) that was filed on March 25, 2003.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.



                                         PFIZER INC.
                                         ---------------------------------
                                         (Registrant)



Date: April 16, 2003                      /s/ MARGARET M. FORAN
                                         ---------------------------------
                                         Name:  Margaret M. Foran
                                         Title: Vice President - Corporate
                                                Governance and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                   Description
-------                                   -----------
2 Agreement and Plan of Merger dated as of July 13, 2002, among Pilsner Acquisition Sub Corp., Pfizer Inc., and Pharmacia Corporation is incorporated by reference from Annex A of our Joint Proxy Statement/Prospectus dated October 21, 2002, which was first mailed to Pfizer and Pharmacia shareholders on October 25, 2002. The Joint Proxy/Statement Prospectus is part of our Registration Statement on Form S-4 (File No. 333-98105) that was declared effective on October 21, 2002.

20 Chapters 1 and 2 of our Joint Proxy Statement/Prospectus dated October 21, 2002, which was first mailed to Pfizer and Pharmacia shareholders on October 25, 2002, are incorporated by reference. The Joint Proxy Statement/Prospectus is part of our Registration Statement on Form S-4 (File No. 333-98105) that was declared effective on October 21, 2002.

23(i)       Consent of PricewaterhouseCoopers LLP, independent accountants.

23(ii)      Consent of Deloitte & Touche LLP, independent auditors.

99 Press Release of Pfizer Inc. dated April 16, 2003 announcing the completion of the merger with Pharmacia.

99 The historical consolidated financial statements of Pharmacia Corporation, including Pharmacia's consolidated balance sheet at December 31, 2002 and 2001, the consolidated statements of earnings, shareholders' equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2002 are incorporated by reference from Pharmacia's 2002 Annual Report on Form 10-K (File No. 001-02516) that was filed on March 25, 2003.